AMENDMENT TO CONSULTING AGREEMENT

         AMENDMENT TO CONSULTING AGREEMENT (this "Amendment") is made and entered into this _____ day of April, 1998, by and between UNITED INFORMATION SYSTEMS, INC., a Delaware corporation f/k/a "SEATON GROUP, INC." ("UIS"), and 2M CAPITAL CORP., a Florida corporation ("Consultant").

                             W I T N E S S E T H:

         WHEREAS, UIS and Consultant entered into that certain Consulting Agreement dated November 17, 1997 (the "Agreement");

         WHEREAS, pursuant to Section 6 of the Agreement, Consultant was granted certain options to purchase shares of common stock of UIS ("Common Stock"); and

         WHEREAS, the parties desire to amend the Agreement with respect to certain terms of the "Options") (as such term is defined in the Agreement).

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

         1. Incorporation of Recitals. The foregoing recitals are true and correct and hereby incorporated herein by this reference.

         2. Amendment. Section 6 of the Agreement is hereby amended in its entirety to read as follows:

                  6. Options. To facilitate the performance of Consultant hereunder, and as an inducement to retain executive and other employees and consultants, Consultant is hereby granted options ("Options") to purchase 500,000 shares of Common Stock at $2.22 per share. The options are transferable and exercisable for a period of two (2) years from the date hereof; provided, however, that in no event may any Options be exercised until the first day of the month following the effective date of the "Registration Statement" (as hereinafter defined), nor may Options for more than 41,666 shares of Common Stock in aggregate be exercised in any one month. Notwithstanding the foregoing, in the event that the Registration Statement is not declared effective on or before October 1, 1998, then in such event, the Options shall become exercisable in an amount of up to 41,666 shares per month

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                  commencing on October 1, 1998 through the date of expiration.
                  Shares of Common Stock issued or issuable upon exercise of Options ("Option Shares") are entitled to registration rights, including piggyback registration rights, and may be included in a registration statement filed by the Company under the Securities Act of 1933, as amended, with respect to an offering for its own account of any class of security (other than the registration of shares in connection with a merger pursuant to a Form S-4) or for the account of the Company's shareholders ("Registration Statement"). The Company shall file a registration statement registering the Option Shares not later than April 30, 1998 and will use its best efforts to cause such registration statement to become effective as soon as reasonably possible. The Company shall in each case give written notice of the proposed filing of a Registration Statement to the holder(s) of the Options and/or Option
                  Shares at least thirty (30) days prior to the anticipated filing date. Such notice shall provide such holder(s) with the opportunity to register such number of Option Shares as such holder may request. The Company will use its best efforts to cause the underwriter, if any, to permit the holders of the Options and/or Option Shares to include
                  Option Shares in any underwritten offering pursuant to the Registration Statement on the same terms and conditions as other shares of Common Stock of the Company included therein. Notwithstanding the foregoing, if the underwriter or underwriters of such offering delivers a written opinion to the Company that the total number of Option Shares which the holders thereof, together with shares of Common Stock of the Company or other persons and entities entitled to include shares of Common Stock in such offering exceeds the number which can reasonably be sold in such offering, then the Options Shares to be offered for the account of the holders of the Options and/or Option Shares will be reduced pro rata to the extent necessary to reduce the total number of securities to be included in such offering to the number recommended by such underwriter. The Company will bear all expenses of such registration, except that the fees and expenses of any counsel or other representative of the holders of the Options and/or Option Shares shall be borne by them on a pro rata basis. In the event that the Options are transferred to a third party, and upon the reasonable request of such third party, the Company shall furnish to such third party further documentation evidencing the grant of the Options, including, but not limited to, a separate option agreement between the third party and UIS.

         3. Controlling Terms. In the event of any inconsistencies between the Agreement and this Amendment, the terms of this Amendment shall control.

         4. Ratification. As amended hereby, the Agreement is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    UNITED INFORMATION SYSTEMS, INC. (f/k/a
                                    Seaton Group, Inc.), a Delaware corporation

                                    By:
                                        ---------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------


                                    2M CAPITAL CORP., a Florida corporation

                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
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